Confidential Treatment Requested    Exhibit 10.48.2

                AMENDMENT NO. 2 TO PURCHASE AND SUPPLY AGREEMENT

         This Amendment No. 2 to Purchase and Supply Agreement ("Amendment No. 2") is entered into by and between Spectrian Corporation, a Delaware corporation ("Spectrian") and UltraRF, Inc., a North Carolina corporation ("UltraRF") formerly known as Zoltar Acquisition, Inc. and a wholly-owned subsidiary of Cree, Inc., effective as of March 31, 2002 ("Amendment Effective Date").

                                    Recitals

A. Spectrian and UltraRF previously have entered into a Purchase and Supply Agreement dated December 29, 2000 and with an effective date of January 1, 2001 (the "Supply Agreement"), which was amended by the Amendment of Purchase and Supply Agreement dated October 19, 2001 ("Amendment No. 1"). (As used herein, "Agreement" refers to the Supply Agreement, as amended by Amendment No. 1 and by this Amendment No. 2.)

B. Under the Supply Agreement and Amendment No. 1, UltraRF agreed to supply to Spectrian certain electronic components, and Spectrian agreed to purchase a number of those components equal to a minimum price within a defined time period.

C. The parties wish to, among other things, adjust the minimum purchase amounts, to extend the term of the Agreement, to revise which products will be delivered under existing purchase orders, and to modify and clarify certain provisions regarding future deliveries and adjustments in the minimum purchase commitments, on the terms and conditions of this Amendment No. 2.

                                    Agreement

         In consideration for the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Term of Agreement. Section 1.1 of the Supply Agreement is amended to extend the term by replacing Section 1.1 in its entirety with the following:

                  Section 1.1 Term. The term of this Agreement commences on January 1, 2001 (the "Effective Date") and ends at the conclusion of a thirty (30) month period following the Effective Date, which is June 30, 2003 (the "Term").

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                                              Confidential  Treatment  Requested

2. Minimum Commitments.

         (a) Section 1.2 of the Supply Agreement, as modified by Section 1 of Amendment No. 1, is amended by revising the table of Minimum Commitments to read as follows:

              Calendar Quarter Ending             Minimum Commitment
         --------------------------------       ----------------------

         March 31, 2001 (Q1'01)                      $  6,800,000
         June 30, 2001 (Q2'01)                       $  7,500,000
         September 30, 2001 (Q3'01)                  $  8,300,000
         December 31, 2001 (Q4'01)                   $  7,500,000
         March 31, 2002 (Q1'02)                      $  3,400,000
         June 30, 2002 (Q2'02)                       $  5,000,000
         September 30, 2002 (Q3'02)                  $  5,000,000
         December 31, 2002 (Q4'02)                   $  5,000,000
         March 31, 2003 (Q1'03)                      $  5,000,000
         June 30, 2003 (Q2'03)                       $  1,250,000

         (b) UltraRF acknowledges that Spectrian has satisfied the Minimum Commitment for each of the five calendar quarters from the Effective Date of the Supply Agreement through March 31, 2002.

         (c) For each of the calendar quarters beginning on or after October 1, 2002, if the aggregate purchase price for Components delivered in any such calendar quarter exceeds the Minimum Commitment, then up to $[***] of such excess will be carried forward and used to reduce the Minimum Commitment for the immediately succeeding calendar quarter. Notwithstanding anything in the Agreement to the contrary, including, without limitation, the provisions of Sections 1.2, 2.2 and 3.1 of the Supply Agreement, and Section 2 of Amendment No. 1, unless otherwise agreed to in writing by the parties, during each of the calendar quarters ending June 30, 2002, September 30, 2002 and December 31, 2002, UltraRF will not and is not obligated to ship Components to Spectrian having an aggregate purchase price that exceeds the respective Minimum Commitment amount referred to above in Section 2(a) of this Amendment No. 2 for such calendar quarters.

3. Certain Defined Terms.

         (a) For purposes of this Agreement, "New Components" are discrete Components that incorporate devices based on UltraRF's LDMOS 8 or LDMOS 8.5 process technology.

         (b) For purposes of this  Agreement,  "Older  Components"  are discrete
Components  that  incorporate   devices  based  on  UltraRF's  LDMOS  7  process
technology, or on its bi-polar process technology.

         (c) For purposes of this Agreement, "Development Period" means the nine-month period referred to in Section 1.4(a) of the Supply Agreement as such period may be modified or extended by the terms of this Amendment No. 2.

4. Revisions to Existing Firm Orders for Delivery in Q1 2002.

         (a) Section 5, Section 6 and Section 7 of Amendment No. 1 are deleted in their entirety. To the extent any credit would have been earned by UltraRF from Spectrian pursuant to Section 7 of Amendment No. 1, that credit is considered cancelled.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                              Confidential  Treatment  Requested

         (b) Spectrian previously delivered to UltraRF and UltraRF accepted (pursuant to Sections 2.2 and 2.4 of the Supply Agreement) Firm Orders for Components to be delivered during Q1 2002 having an aggregate purchase price of approximately $7,500,000 (inclusive of the $[***] of Components referred to in Section 3 of Amendment No. 1). Those orders were for New Components with an aggregate purchase price of $[***] and Older Components with an aggregate purchase price of $[***].

         (c) In Q1 2002, UltraRF delivered and Spectrian accepted Older Components pursuant to the Firm Orders described in paragraph (b) above with an aggregate purchase price of approximately $3,400,000. All remaining portions of the Firm Orders for Components for delivery in Q1 2002 are cancelled and neither party has any further obligation therefor with respect to products not delivered prior to the execution date of this Amendment No. 2.

5. Revisions to Existing Firm Orders for Delivery in Q2 2002.

         (a) Spectrian previously delivered to UltraRF and UltraRF accepted (pursuant to Sections 2.2 and 2.4 of the Supply Agreement) Firm Orders for Components to be delivered during Q2 2002 having an aggregate purchase price of $[***]. Those orders were for New Components with an aggregate purchase price of $[***] and Older Components with an aggregate purchase price of $[***]. All such Firm Orders are cancelled and neither party has any further obligation therefor.

         (b) Within five business days after the execution of this Amendment No. 2 Spectrian will deliver, and UltraRF will accept, new Firm Orders for Components to be delivered during Q2 2002 for which the aggregate purchase price will be $[***], based on the Component prices separately agreed upon by the parties, in accordance with the following, subject to adjustment pursuant to
Section 8 below:(i) New Components will represent no more than $[***] of the $[***] total aggregate purchase price, of which 30 Watt New Components will represent at least $[***] of the total aggregate purchase price, and (ii) Older Components will represent at least $[***] of the $[***] total aggregate purchase price, of which approximately $[***] will be for LDMOS 7 Components and approximately $[***] will be for bi-polar Components(with the exact mix of those Older Components as agreed upon by the parties).

6. Qualification of Drop-in Compatible Parts.

         (a) Section 8 and Section 9 of Amendment 1 are deleted in their entirety.

         (b) UltraRF shall use all commercially reasonable efforts to produce and fully qualify (i.e., successfully passing the 1000 hour burn-in test) by June 30, 2002, and to deliver to Spectrian by June 30, 2002 in the quantities ordered pursuant to Section 5 above, New Components that are Drop-in Compatible Parts (as defined below). Each party shall provide timely access to each other's personnel and relevant technical information and equipment as necessary or helpful to produce and fully qualify Drop-in Compatible Parts and shall cooperate in good faith to produce and fully qualify New Components that are Drop-in Compatible Parts by June 30, 2002. UltraRF's sole liability and Spectrian's sole remedy for delay or failure in delivery of New Components ordered for delivery in Q2 2002 is the reduction of the Minimum Commitments set forth in Section 8 below.

         (c) (i) For purposes of this Agreement, a Component will be considered to be a "Drop-in Compatible Part" and will be deemed to meet the "Competitive" requirements within the meaning of Section 1.4(a) of the Supply Agreement (other than subparagraphs (iii), (iv) and (v) thereof) if it can be placed into a Spectrian product and meets all of the following requirements: (A) it must have comparable yield (equal to or greater) and consistency required by the system which would be achieved using the other vendor's Locked-in Component, (B) it must have mechanically compatible packages and (C) it meets performance requirements as specified in the Spectrian Source Control Document ("SCD") in the application circuit, as designed using the Locked In Components (it being understood that the SCD must reflect the system and application requirements and be met by the Locked-in Component). Should it be necessary, Spectrian agrees to allow limited circuit changes to the application circuit to achieve the system and application performance relative to the above requirements. These limited changes may include changes to the printed circuit pattern, re-positioning of components and transistors and/or changes of component values, provided those changes

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                              Confidential  Treatment  Requested

conform to currently employed design practices. These limited changes shall not include: (x) changes to the printed circuit board substrate material (either manufacturer or specification) or (y) changes to the absolute external dimensions of the product subassembly. The SCD must be delivered to UltraRF within a two-week period after Spectrian provides UltraRF with the lock-in notice and may change after that date without extending the Development Period. However, if Spectrian makes significant changes to the SCD during the last three months of the Development Period, then the Development Period shall be extended by a period of up to three months from the effective date of the change to allow for adaptation to accommodate the significant change. UltraRF acknowledges that Spectrian will be deemed to have timely delivered the SCD to UltraRF within the required two weeks after the lock-in date for Locked In Components [***], [***], [***] and [***] (which are listed in Section 7(a)), if such SCD is delivered within five days after the date that this Amendment No. 2 is signed. For all other Locked In Components listed in Sections 7(a) and 7(b), Spectrian will be deemed to have timely delivered the SCD to UltraRF within the required two weeks after the lock-in date, if such SCD is delivered within 15 days after this Amendment No. 2 is signed.

                  (ii) In the event that the parties, acting in good faith, are unable to agree on whether a Component supplied by UltraRF meets all of the criteria in Section 6(c)(i), then the Component will be considered a "Drop Compatible Part" only if it meets the "Competitive" requirements established in accordance with Section 1.4(a) of the Supply Agreement.

                  (iii) The parties shall cooperate in good faith to timely determine whether an UltraRF device qualifies as a "Drop-in Compatible Part" hereunder.

         (d) A "Replacement Part" is either (i) a Locked In Component identified in Section 7(b) of this Amendment No. 2 that is not available from UltraRF as a Drop In Compatible Part at any time after the expiration of the Development
Periods set forth in Section 7 below, or (ii) a Drop In Compatible Part available from a third party to replace a Component that UltraRF had been delivering regularly (whether a New Component or an Older Component), but that it no longer delivers or that is no longer a Drop in Compatible Part (other than End of Life Components covered under Section 1.5 of the Supply Agreement, which continue to be subject to that Section 1.5), provided that Spectrian furnishes written notice to UltraRF of the lack of compatibility and UltraRF has a 30 day period thereafter to cure or, if the SCD should change as described in Section 6(c), the Development Period shall be extended for the period therein stated. The Minimum Commitment will be reduced by the aggregate invoice purchase price of all like Replacement Parts ordered by Spectrian for delivery in that quarter, with the reduction effective in the quarter that Spectrian accepts delivery of the Replacement Parts from the vendor, provided that the reduction shall not exceed Spectrian's internally forecasted demand as approved by Spectrian's Board of Directors or senior management, a copy of which shall be furnished to UltraRF upon request. If UltraRF later makes available a fully qualified Drop-in Compatible Part to replace the Replacement Part, then Spectrian will order those Components from UltraRF, for delivery after (x) a reasonable design-in time in the case of Locked In Components (taking into account the type of Component and customary industry design-in standards) plus (y) a reasonable lead time; provided that if the lead time is greater than UltraRF's lead time and cancellation or rescheduling of the order would require payment of a fee, UltraRF may (at its option) pay that fee and deliver Components under this Agreement beginning as soon as the end of the design-in time.

         (e) Locked In Components identified in Section 7(a) below are not eligible to become Replacement Parts under this Section 6.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                              Confidential  Treatment  Requested

7. Identification of Locked In Components.

         (a) For all purposes under this Agreement except Section 6(d) of this Amendment No. 2, the parties acknowledge that, to the extent the following Components are based on the Motorola equivalent process to UltraRF's LDMOS 8.0 or 8.5 process, the following parts are Locked In Components as of July 1, 2001, with a Development Period ending on April 1, 2002:

                  [***]
                  [***]
                  [***]
                  [***]

         (b) For all purposes under this Agreement, the parties acknowledge that following parts are Locked In Components, with a Notice or Lock In Date and an expected end of Development Period set forth below:

    Part          Notice or Lock In Date     Expected End of Development Period
-------------    ------------------------   ------------------------------------

   [***]                   [***]                        [***]
   [***]                   [***]                        [***]
   [***]                   [***]                        [***]
   [***]                   [***]                        [***]
   [***]                   [***]                        [***]
   [***]                   [***]                        [***]
   [***]                   [***]                        [***]
   [***]                   [***]                        [***]
   [***]                   [***]                        [***]

         (c) Notwithstanding Section 1.4 of the Supply Agreement, after the Amendment Effective Date a component will be considered a Locked In Component pursuant to Section 1.4(b) of the Supply Agreement: (i) if production parts of such component are commercially available, then upon written notice given by Spectrian to UltraRF identifying the particular component, provided that Spectrian provides UltraRF substantially complete Source Control Documents for such component within two weeks thereafter, and (ii) if production parts of such component are not commercially available, then when Spectrian has provided UltraRF a substantially complete Source Control Document for such component.

8. Effect on Firm Orders in Q2 2002 of Failure to Produce and Qualify New Components Drop-in Compatible Parts. If UltraRF does not deliver the fully qualified New Component Drop-in Compatible Parts (including either or both of the 30 Watt versions and 45 Watt versions) on or before June 30, 2002, then the Firm Orders for Q2 2002 will be modified as follows:

         (a) If by June 30, 2002 UltraRF delivers 30 Watt versions of New Component Drop-in Compatible Parts but not 45 Watt versions of New Component Drop-in Compatible Parts, then Spectrian's orders for delivery in Q2 2002 will be amended by canceling the orders for the 45 Watt versions and by adding an additional amount of 30 Watt versions of New Components (but only to the extent UltraRF is capable of supplying such Components) and Older Components based on the LDMOS 7 process such that the aggregate purchase price of Components delivered in Q2 2002 will be $[***], or Spectrian may alternatively pay UltraRF cash in an amount equal to the Shortfall Surcharge as defined in Section 1.2 of the Supply Agreement. In other words, assuming the foregoing mix is delivered, the Minimum Commitment for Q2 2002 will be reduced to $[***] and the total Minimum Commitments will be reduced by $[***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                              Confidential  Treatment  Requested

         (b) If by June 30, 2002 UltraRF does not deliver any New Component Drop-in Compatible Parts, then Spectrian's orders for delivery in Q2 2002 will be amended by canceling the orders for the New Components and by adding an additional amount for Older Components based on the LDMOS 7 process such that the aggregate purchase price of Components delivered in Q2 2002 will be $[***], or Spectrian may alternatively pay UltraRF cash in an amount equal to the Shortfall Surcharge as defined in Section 1.2 of the Supply Agreement. In other words, assuming the foregoing mix is delivered, the Minimum Commitment for Q2 2002 will be reduced to $[***] and the total Minimum Commitments will be reduced by $[***].

         (c) Spectrian is not required to purchase additional components from another vendor to obtain a reduction in the Minimum Commitment under this
Section 8.

9. Effect on Firm Orders in Q3 2002 and Thereafter of Failure to Produce and Qualify New Component Drop-in Compatible Parts.

         (a) If UltraRF does not deliver any fully qualified New Component Drop-in Compatible Parts on or before June 30, 2002, then for orders for delivery in Q3 2002 and thereafter, the Minimum Commitment will be reduced by $[***] for each calendar month thereafter in which fully qualified New Component Drop-in Compatible Parts are not delivered on or before the last day of that month. Reductions in the Minimum Commitment under this paragraph may be up to $[***] per quarter, up to a maximum of the total Minimum Commitment for that quarter.

         (b) If UltraRF does not deliver fully qualified 45 Watt versions of New Component Drop-in Compatible Parts on or before June 30, 2002, then for orders for delivery in Q3 2002 and thereafter, Spectrian will accept delivery of fully qualified 30 Watt versions of New Component Drop-in Compatible Parts up to the greater of (i) $[***] or (ii) the purchase order amount of 30 Watt versions in each calendar month thereafter that the 45 Watt versions are not available. The Minimum Commitment will be reduced by $[***] less the amount of delivered fully qualified 30 Watt versions for each month in which fully qualified 45 Watt versions of New Component Drop-in Compatible Parts are not delivered on or before the last day of the month. Reductions in the Minimum Commitment may be up to $[***] per quarter, up to a maximum of the total Minimum Commitment for that quarter. Spectrian is not required to order any 30 Watt versions of New Components for delivery after September 30, 2002, or to accept delivery of any 30 Watt versions after that date if the 45 Watt versions remain unavailable.

         (c) Spectrian is not required to purchase additional components from another vendor to obtain a reduction in the Minimum Commitment under this
Section 9.

10. Payment Terms. Section 1.8 of the Supply Agreement is deleted and replaced in its entirety with the following:

                  Section 1.8 Payment. Spectrian shall pay UltraRF the applicable price for the Components that UltraRF ships to Spectrian hereunder within [**] days after the date of the invoice for those Components. Payments due to UltraRF must be made in U.S. Dollars by Spectrian by wire transfer to an account designated in writing by UltraRF from time to time. All amounts not paid when due bear interest at the rate of one percent per month (or such other percentage, if lower, as shall not exceed the maximum rate permitted by law), commencing immediately upon the due date (i.e., the date [**] days after the invoice date). Spectrian shall be responsible for reasonable attorneys' fees and other reasonable expenses incurred by UltraRF in connection with the collection of any amounts due and payable hereunder.

11. Cancellation. All Firm Orders canceled pursuant to this Amendment No. 2 are considered canceled pursuant to Section 2.2 of the Supply Agreement. No penalties, restocking fees, or any other fees that otherwise might apply to cancellation, rescheduling, failure to accept, or failure to submit an order apply to those cancellations.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                              Confidential  Treatment  Requested

12. Entire Agreement. The Supply Agreement, as modified by, and together with, Amendment No. 1 and this Amendment No. 2, is the entire agreement between the parties with respect to the subject matter, and references to "Agreement" in this Amendment No. 2, and in Amendment No. 1 or the Supply Agreement are references to the Supply Agreement, as modified by, and together with, Amendment No. 1 and this Amendment No. 2.

13. Supply Agreement Remains in Effect. Except as otherwise specified, all terms used in this Amendment have the same meaning as such terms have in the Agreement. Except as specifically set forth in this Amendment, the relationship between the parties with respect to the subject matter of the Supply Agreement, and the rights and obligations of the parties thereunder, continues to be governed by the terms of the Supply Agreement (as amended by Amendment No. 1), the provisions of which remain in full force and effect, including, without limitation, Spectrian's rights and obligations under Section 1.2 of the Supply Agreement with respect to the Shortfall Shortage. In the event of a conflict between the terms of the Supply Agreement (as amended by Amendment No. 1) and the terms of this Amendment, the terms of this Amendment control.


                            (signature page follows)

                                                Confidential Treatment Requested

      (signature page to Amendment No. 2 to Purchase and Supply Agreement)


Accepted and Agreed:

Spectrian Corporation                               UltraRF, Inc.


By: /s/ Michael D. Angel                          By: /s/ M. Todd Tucker
    -------------------------------------------       --------------------------
    Michael Angel, Executive Vice President and       M. Todd Tucker, President
    Chief Financial Officer

Date:  April 5, 2002                              Date:  April 5, 2002
       ----------------------------------------         ------------------------